UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 30, 1997
                                                   ----------------



                               NFO WORLDWIDE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     0-21460                 06-1327424
----------------------------      -----------------     ------------------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)          Identification Number)



                                2 Pickwick Plaza
                                    Suite 400
                          Greenwich, Connecticut 06830
                    ----------------------------------------
                    (Address of principal executive offices)






Registrant's telephone number, including area code:  (203) 629-8888
                                                     --------------

Item 5.     Other Events
            ------------

      A copy of the Press Release dated October 30, 1997 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits
            ----------------------------------


      (c)   The following is an exhibit to this Report and is filed herewith:

            Exhibit 99.1 Press Release dated October 30, 1997 of NFO Worldwide, Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NFO WORLDWIDE, INC.
                              (Registrant)



                              By:   /S/  PATRICK G. HEALY
                                  ---------------------------------------
                                  Patrick G. Healy
                                  President - Corporate Product/Systems
                                  Development and Chief Financial Officer

Dated:  October 30, 1997

                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                             Dated October 30, 1997



      Exhibit No.             Description
      -----------             -----------


      Exhibit 99.1      Press Release dated October 30, 1997 of NFO
                        Worldwide, Inc.